Exhibit 10.1

Execution Copy

THIRD AMENDMENT AND CONSENT TO THE FOURTH AMENDED AND
RESTATED CREDIT AGREEMENT; AND FIRST AMENDMENT TO THE AMENDED
AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

This Third Amendment and Consent to the Fourth Amended and Restated Credit Agreement; and First Amendment to the Amended and Restated Guarantee and Collateral Agreement (collectively, this “Third Amendment”), dated as of August 14, 2009, is by and among Accuride Corporation, a Delaware corporation (the “U.S. Borrower”), Accuride Canada Inc., a corporation organized and existing under the law of the Province of Ontario (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), Citicorp USA, Inc. (“Citicorp”), as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Existing Administrative Agent”), Deutsche Bank Trust Company Americas (“DBTCA”), as the successor Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Successor Administrative Agent”), the undersigned Lenders party to the Credit Agreement and each of the undersigned Subsidiaries of the U.S. Borrower (the “Subsidiary Guarantors” and, together with the Borrowers, the “Loan Parties”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, various lenders from time to time party thereto (the “Lenders”), the Existing Administrative Agent and the other agents and arrangers named therein are party to that certain Fourth Amended and Restated Credit Agreement, dated as of January 31, 2005 (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the U.S. Borrower and the Subsidiary Guarantors are party to that certain Amended and Restated Guarantee and Collateral Agreement, dated as of January 31, 2005, for the benefit of the Existing Administrative Agent and the Secured Parties (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Guarantee and Collateral Agreement”);

WHEREAS, the Borrowers, the Lenders party thereto and the Existing Administrative Agent are party to that certain Temporary Waiver Agreement, dated as of July 1, 2009 (the “Temporary Waiver Agreement”), pursuant to which (1) the Existing Administrative Agent has resigned as the Administrative Agent under the Loan Documents, effective as of the Third Amendment Effective Date (as defined below); (2) the Lenders have appointed DBTCA as the Successor Administrative Agent under the Loan Documents, effective as of the Third Amendment Effective Date; (3) the U.S. Borrower has consented to the appointment of DBTCA as the Successor Administrative Agent under the Loan Documents; and (4) DBTCA has accepted its appointment as the Successor Administrative Agent, subject to, among other things, execution and delivery of that certain Resignation and Assignment Agreement, dated the date hereof, in the form of Exhibit A hereto (the “Resignation and Assignment Agreement”), among the Borrowers, the other Loan Parties, the Existing Administrative Agent and the Successor Administrative Agent and this Third Amendment and the delivery of the documents required under Section IV(1) of this Third Amendment;

WHEREAS, the Successor Administrative Agent has requested that the Majority Lenders reaffirm their consent to such appointment;

WHEREAS, in connection with the Resignation and Assignment Agreement and subject to the terms and conditions of this Third Amendment, the Successor Administrative Agent has requested, and the Loan Parties and the Lenders are willing to agree to, certain amendments to the Credit Agreement and the Guarantee and Collateral Agreement and certain consents and agreements with respect to the Credit Agreement, in each case as described herein;

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the consent of the Majority Lenders is required to effect the amendments, consents and other agreements set forth herein; and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend and enter into agreements with respect to certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement;

NOW, THEREFORE, it is agreed:

I.                                         Consent With Respect to Credit Agreement.

Effective as of the Third Amendment Effective Date, the Majority Lenders and the Borrowers, in accordance with Section 8.06 of the Credit Agreement, hereby reaffirm their consent to the appointment of DBTCA as the Successor Administrative Agent.

II.                                     Amendments to Credit Agreement.

As of the Third Amendment Effective Date, and subject to the satisfaction of the conditions set forth in Section IV hereof:

1.                                       Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“DBTCA” means Deutsche Bank Trust Company Americas.

“Interest Determination Date” means, with respect to any Eurodollar Rate Advance, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Rate Advance.

“Prime Rate” means the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by the Administrative Agent, which may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Resignation and Assignment Agreement” means that certain Resignation and Assignment Agreement, dated as of August 14, 2009, among the Borrowers, the other Loan Parties, Citicorp, as Existing Administrative Agent (as such term is defined therein), and DBTCA, as Successor Administrative Agent (as defined therein).

“Third Amendment” means the Third Amendment and Consent to the Fourth Amended and Restated Credit Agreement; and First Amendment to the Amended and Restated Guarantee and Collateral Agreement, dated as of August 14, 2009.

“Third Amendment Effective Date” has the meaning specified in the Third Amendment.

2.                                       Section 1.01 of the Credit Agreement is hereby further amended by deleting the definitions of “Communications”, “Notice”, “Reference Banks” and “Platform” appearing in said Section in their entirety.

3.                                       The definition of “Administrative Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of said definition:

“; provided that, from and after the Third Amendment Effective Date, “Administrative Agent” means DBTCA or any of its successors, including any successor appointed pursuant to Article VIII”.

4.                                       The definition of “Administrative Agent’s Account” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent at (a) its office at 60 Wall Street, New York, New York 10005, Reference: Accuride or (b) such other office of the Administrative Agent located in the United States as may from time to time hereafter be designated as such in a written notice delivered by the Administrative Agent to the Borrowers and each Lender.

5.                                       The definition of “Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate for a Eurodollar Rate Advance denominated in U.S. dollars with a one-month interest period commencing on such day plus 1.0%.  For purposes of clause (c) of this definition, the Eurodollar Rate shall be determined using the Eurodollar Rate as otherwise determined by the Administrative Agent in accordance with the definition of Eurodollar Rate, except that (x) if a given day is a Business Day, such determination shall be made on such day (rather than on the second Business Day prior to the first day of an Interest Period) or (y) if a given day is not a Business Day, the Eurodollar Rate for such day shall be the rate determined by the Administrative Agent pursuant to preceding clause (x) for the most recent Business Day preceding such day; provided that the determination of the Eurodollar Rate shall disregard the rounding requirement set forth in the definition of Eurodollar Rate.

6.                                       The definition of “Borrower’s Account” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrower’s Account” means, with respect to each Borrower, the account of such Borrower maintained by such Borrower with the Administrative Agent at its office at (i) 60 Wall Street, New York, New York 10005 or (ii) such other office of the Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by the Administrative Agent to the Borrowers and each Lender.

7.                                     The definition of “Eurodollar Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follow:

“Eurodollar Rate” means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) at which deposits in U.S. dollars are offered by the principal office of the Administrative Agent in London, England to first-class banks in the London interbank market at 11:00 A.M. (London time) for U.S. dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Rate Advance of the Administrative Agent (in its capacity as a Lender) (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of the Eurodollar Rate Advance then being made by the various Lenders pursuant thereto)) with maturities comparable to the Interest Period applicable to such Eurodollar Rate Advance commencing two Business Days thereafter as of 10:00 A.M. (New York City time) on the applicable Interest Determination Date by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.  The Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent, subject, however, to the provisions of Section 2.07.  Notwithstanding the foregoing, the Eurodollar Rate shall not be less than 3.00% per annum.

8.                                       The definition of “Guarantee and Collateral Agreement” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of said definition:

“, as such agreement may be amended, supplemented or otherwise modified from time to time”.

9.                                     The definition of “Liquidity” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Citibank, N.A.” appearing in said definition and inserting the text “DBTCA” in lieu thereof.

10.                                 The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately prior to the text “(v)” in clause (a) of said definition and inserting a comma (“,”) in lieu thereof, (ii) inserting the text “and (vi) the Resignation and Assignment Agreement” immediately following the text “each Letter of Credit” appearing in clause (a) of said definition, (iii) deleting the text “and” appearing immediately prior to the text “(vi)” in clause (b) of said definition and inserting a comma (“,”) in lieu thereof and (iv) inserting the text “and (vii) the Resignation and Assignment Agreement” immediately following the text “each Bank Hedge Agreement” appearing in clause (b) of said definition.

11.                                 Section 1.04 of the Credit Agreement is hereby amended by deleting the text “Citibank” appearing in said Section and inserting the text “DBTCA” in lieu thereof.

12.                             Section 2.07(c) of the Credit Agreement is hereby amended by deleting the text “, and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under clause (a)(ii)” appearing in said Section.

13.                                 Section 2.07(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)                           Interest Rate Determination. Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to the respective Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof.  Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.  If on any Interest Determination Date, the Administrative Agent determines that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, the Administrative Agent shall forthwith notify the Appropriate Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances and (A) each such Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and (B) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Appropriate Borrower and the Lenders that the circumstances causing such suspension no longer exist.”.

14.                                 Section 2.08(a) of the Credit Agreement is hereby amended by (i) deleting the text “average” immediately before the text “daily Unused U.S. Revolving Credit Commitment” appearing in said Section, (ii) deleting the text “only” immediately after the text “Lender that is a U.S. Revolving Credit Lender” appearing in said Section and (iii) deleting the text “average” immediately before the text “daily outstanding Swing Line Advances” appearing in said Section.

15.                                 Section 2.08(b)(i) of the Credit Agreement is hereby amended by deleting the text “average” immediately before the text “daily aggregate Available LC Amount” appearing in said Section.

16.                                 Section 2.08(b)(ii) of the Credit Agreement is hereby amended by deleting the text “average” immediately before the text “daily aggregate Available LC Amount” appearing in said Section.

17.                                 Section 2.15(c) of the Credit Agreement is hereby amended by deleting each reference to “Citibank” appearing in said Section and inserting the text “DBTCA” in lieu thereof.

18.                                 Section 5.02(b)(iii)(E) of the Credit Agreement is hereby amended by deleting the text “indorsement” appearing in said Section and inserting the text “endorsement” in lieu thereof.

19.                               Section 8.01 of the Credit Agreement is hereby amended by inserting the text “irrevocably” immediately prior to the text “appoints” appearing in the first sentence of said Section.

20.                                 Section 8.01 of the Credit Agreement is hereby further amended by inserting the following new sentences immediately following the first sentence of said Section:

“The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and the Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates.  The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.”.

21.                                 Section 8.01 of the Credit Agreement is hereby further amended by inserting the text “not incur any liability to any Lender Party and shall” immediately prior to the text “be fully protected” appearing in the fourth sentence (after giving effect to the amendments set forth in preceding paragraph 20) of said Section.

22.                                 Section 8.01 of the Credit Agreement is hereby further amended by inserting the following new sentence immediately prior to the last sentence of said Section:

“Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Majority Lenders (or, if so specified by this Agreement, any applicable greater percentage of Lenders).”.

23.                                 Section 8.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.02.  Administrative Agent’s Reliance, Etc.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).  Without limitation of the generality of the foregoing, the Administrative Agent:  (a) may deem and treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) with respect to any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note, may consider as conclusive and binding any such request, authority or consent of  such Person, as applicable, on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefore; (c) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (d) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any recitals, statements, information, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (e) shall not have any duty to ascertain or to inquire as to (x) the performance or observance of any of the terms, provisions, covenants or conditions of this Agreement or any Loan Document on the part of any Loan Party, (y) the financial condition of any Loan Party or (z) the existence or possible existence of any Default; (f) shall not have any duty to inspect the property (including the books and records) of any Loan Party; (g) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, collectibility, sufficiency or value of any Loan Document, the financial condition of the Borrowers or any of their Subsidiaries or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (h) shall incur no liability under or in respect of any Loan Document by acting upon any notice, statement, consent, order, certificate or other instrument or writing (which may be by telegram, telecopy, telex, cablegram or electronic mail) or telephone message believed by it to be genuine and signed, sent or made by the proper party or parties.”.

24.                                 Section 8.03 of the Credit Agreement is hereby amended by (i) deleting each reference to “Citicorp” appearing in said Section and inserting the text “DBTCA” in lieu thereof, (ii) inserting the text “or any similar terms” immediately before the text “shall, unless otherwise expressly indicated” appearing in said Section, (iii) deleting the text “any kind of business with” appearing in the second sentence of said Section and inserting the text “any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to,” in lieu thereof and (iv) inserting the following new sentence immediately after the last sentence of said Section:

“DBTCA may accept fees and other consideration from any Loan Party or any Affiliate of any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the Lender Parties.”.

25.                                 Section 8.04 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“Except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender Party or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.”.

26.                                 Section 8.05(a) of the Credit Agreement is hereby amended by (i) inserting the text “(or any affiliate thereof) in performing its duties hereunder or under any other Loan Document or” immediately following the text “or asserted against the Administrative Agent” appearing in said Section and (ii) inserting the text “(as determined by a court of competent jurisdiction in a final and non-appealable decision)” immediately following the text “gross negligence or willful misconduct” appearing in said Section.

27.                                 Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the text “and may be removed as to all of the Facilities at any time with or without cause by the Majority Lenders” appearing in the first sentence of said Section, (ii) deleting the text “or removal” appearing in the second sentence of said Section, (iii) deleting the text “or been removed” appearing in the second sentence of said Section; (iv) inserting the text “and such consent not to be required if an Event of Default then exists” immediately following the text “withheld or delayed” appearing in the second sentence of said Section, (v) deleting the text “30 days” appearing in the third sentence of said Section and inserting the text “15 Business Days” in lieu thereof, (vi) deleting the text “or the Majority Lenders’ removal of the retiring Administrative Agent” appearing in the third sentence of said Section, (vii) inserting the text “and such consent not to be required if an Event of Default then exists” immediately following the text “withheld or delayed” appearing in the third sentence of said Section and (viii) inserting the text “or trust company” immediately following the text “commercial bank” appearing in the third sentence of said Section.

28.                                 Section 8.06 of the Credit Agreement is hereby further amended by inserting the following new sentences immediately following the second sentence of said Section:

“Such successor Administrative Agent shall serve until such time, if any, as the Majority Lenders appoint a new successor Administrative Agent as provided above.  If no successor Administrative Agent has been appointed by the 20th Business Day after the date such notice of resignation was given by the retiring Administrative Agent, such retiring Administrative Agent’s resignation shall become effective and the Majority Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Loan Document with respect to the Facility or Facilities as to which the retiring Administrative Agent has resigned until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided above.”.

29.                               Section 8.06 of the Credit Agreement is hereby further amended by inserting the following new sentence immediately prior to the last sentence of said Section:

“Notwithstanding the foregoing, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents with respect to any Facility or Facilities upon the effectiveness of its resignation pursuant to the fourth sentence of this Section 8.06.”.

30.                                 Section 8.06 of the Credit Agreement is hereby further amended by (i) deleting the text “or removal” appearing in the last sentence of said Section, (ii) inserting the text “Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Loan Documents, and the” immediately prior to the text “provisions of this Article VIII” appearing in the last sentence of said Section and (iii) inserting the text “and Section 9.04 (and the analogous provisions of the other Loan Documents)” immediately following the text “this Article VIII” appearing in the last sentence of said Section.

31.                                 Article VIII of the Credit Agreement is hereby further amended by inserting the following new Sections 8.08 and 8.09 at the end thereof:

“SECTION 8.08.  Collateral Matters.

(a)                                Each Lender authorizes and directs the Administrative Agent to enter into the Collateral Documents for the benefit of the Lenders and the other Secured Parties.  Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Majority Lenders in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Majority Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.  The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents.

(b)                                 The Administrative Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section 8.08 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent’s own interest in the Collateral as one of the Lenders and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

SECTION 8.09.  Delivery of Information.  The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from any Loan Party, any Subsidiary of any Loan Party, the Majority Lenders, any Lender or

any other Person under or in connection with this Agreement or any other Loan Document except (i) as specifically provided in this Agreement or any other Loan Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.”.

32.                                 Section 9.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows and re-numbered as Section 9.02:

“SECTION 9.02.  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the U.S. Borrower, to its address at P.O. Box 15600, 7140 Office Circle, Evansville, IN 47716, Attn:  Office of General Counsel; if to the Canadian Borrower, addressed to it c/o the U.S. Borrower at the U.S. Borrower’s address; if to any Initial Lender or the Initial Issuing Bank, to its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, to its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent, to its address at 60 Wall Street, at Deutsche Bank Trust Company Americas, 60 Wall Street, MS NYC60-0208, New York, New York 10005, Attention: Omayra Laucella; or, as to either Borrower or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the U.S. Borrower and the Administrative Agent pursuant to this Section 9.02; provided that materials required to be delivered pursuant to Section 5.03(b), (c) and (i) shall be delivered to the Administrative Agent in an electronic medium in a format reasonably acceptable to the Administrative Agent.  All such notices and communications shall, when mailed, telegraphed, telecopied or e-mailed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by e-mail, respectively, except that notices and communications to the Administrative Agent pursuant to Sections 2.02, 2.03, 2.05, 2.06(a) and 2.09(a) and with respect to selected Interest Periods in respect of Eurodollar Rate Advances shall not be effective until received by the Administrative Agent.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.”.

33.                                 Article IX of the Credit Agreement is hereby amended by deleting Sections 9.02(b) and (c) in their entirety.

34.                                 Section 9.14(a) of the Credit Agreement is hereby amended by deleting the text “Citibank” appearing in said Section and inserting the text “DBTCA” in lieu thereof.

35.                                 Exhibits A-1, A-2 and A-3 to the Credit Agreement are hereby amended by (i) deleting the text “Citicorp USA, Inc.” appearing in the third paragraph of each such Exhibit and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof and (ii) deleting the text “Citibank, N.A., 399 Park Avenue, New York, New York 10043” appearing in the first sentence of the third paragraph of each such Exhibit and inserting the text “Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005” in lieu thereof.

36.                               Exhibit B to the Credit Agreement is hereby amended by (i) deleting the text “Citicorp USA, Inc.” appearing in the address block of said Exhibit and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof and (ii) deleting the text “388 Greenwich Street, New York, New York 10013” appearing in the address block of said Exhibit and inserting the text “60 Wall Street, New York, New York 10005” in lieu thereof.

37.                               Exhibit C to the Credit Agreement is hereby amended by (i) inserting the text “together with any successor in such capacity,” immediately prior to the text “, the “Administrative Agent””  appearing in the first paragraph therein and (ii) deleting the text “Citicorp USA, Inc.” appearing in the signature blocks thereto and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof.

38.                               Exhibit J to the Credit Agreement is hereby amended by (i) deleting each reference to “Citicorp USA, Inc.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” (or, in the case of the signature blocks thereto, “DEUTSCHE BANK TRUST COMPANY AMERICAS”) in lieu thereof, (ii) deleting each reference to the text “2005” appearing therein and inserting the text “20  ” in lieu thereof, (iii) deleting the text “Cynthia Parker, Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017” appearing therein and inserting the text “Amy Delsack, White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036” in lieu thereof and (iv) deleting the text “388 Greenwich Street, New York, New York 10013” appearing in the address block in Section 9.01 of said Exhibit and inserting the text “60 Wall Street, New York, New York 10005” in lieu thereof.

39.                               Exhibit K to the Credit Agreement is hereby amended by (i) inserting the text “together with any successor in such capacity,” immediately prior to the text “, the “Administrative Agent”” appearing in the first paragraph therein and (ii) deleting the reference to “Citicorp USA, Inc.” appearing in the signature blocks thereto and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof.

III.                                 Amendments to Guarantee and Collateral Agreement.

As of the Third Amendment Effective Date:

1.                                       The cover page to the Guarantee and Collateral Agreement is hereby amended by deleting the text “CITICORP USA, INC.” and inserting the text “DEUTSCHE BANK TRUST COMPANY AMERICAS” in lieu thereof.

2.                                       The preamble to the Guarantee and Collateral Agreement is hereby amended by inserting the text “, together with any successor in such capacity” immediately prior to the text “, the “Administrative Agent”” appearing therein.

3.                                       Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Accuride Erie” means Accuride Erie L.P., a Delaware limited partnership.

“DBTCA” means Deutsche Bank Trust Company Americas.

4.                                       Section 1.1 of the Guarantee and Collateral Agreement is hereby further amended by deleting the definition of “Cash Collateral Account Letter” appearing in said Section in its entirety.

5.                                       The definition of “Cash Collateral Account” appearing in Section 1.1(b) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“Cash Collateral Account”: (a) with respect to each Borrower, the cash collateral account opened with DBTCA at its offices at 60 Wall Street, MSNYC 60-0208, New York, New York, 10005.  All Cash Collateral Accounts have been opened pursuant to and for the purposes set forth in Section 2.06(viii) of the Credit Agreement and Section 4.1 of this Agreement, and are under the sole and exclusive dominion and control of the Administrative Agent and subject to the terms of this Agreement.

6.                                       The definition of “Securities Account” appearing in Section 1.1(b) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“Securities Account”:  the Borrower’s Account, Account No. 069-108472, with Fifth Third Securities, Inc. at its office at 5050 Kingsley Drive, Cincinnati, Ohio 45263.

7.                                       Section 4.1(a)(i) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“(i)                               each of the Borrowers will maintain its Cash Collateral Account with DBTCA in accordance with the terms of this Agreement.  The Administrative Agent shall have sole and exclusive dominion and control of each Cash Collateral Account subject to the terms of this Agreement; and”.

8.                                       The Acknowledgement and Consent for the Guarantee and Collateral Agreement is hereby amended by deleting the reference to “Citicorp USA, Inc.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof.

9.                                       Annex 1 to the Guarantee and Collateral Agreement is hereby amended by deleting the reference to “Citicorp USA, Inc.” appearing therein and inserting the text “Deutsche Bank Trust Company Americas” in lieu thereof.

10.                                 Exhibit A to the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“[Intentionally Omitted]”.

11.                                 Exhibits B, C, D, E and F to the Guarantee and Collateral Agreement are hereby amended by deleting each reference to “Citicorp USA, Inc.” appearing in each such Exhibit and inserting the text “Deutsche Bank Trust Company Americas” (or, in the case of any signature blocks thereto, “DEUTSCHE BANK TRUST COMPANY AMERICAS”) in lieu thereof.

12.  Exhibits E and F to the Guarantee and Collateral Agreement are hereby further amended by deleting each reference to “CUSA” appearing in said Exhibits and inserting the text “DBTCA” in lieu thereof.

IV.                                 Conditions to Effectiveness.

This Third Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

1.                                       Conditions Precedent under the Resignation and Assignment Agreement.  All of the conditions precedent to effectiveness listed in Section 5 of the Resignation and Assignment Agreement shall have been satisfied.

2.                                       Corporate and Other Proceedings.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in all respects to the Successor Administrative Agent and the Existing Administrative Agent.

3.                                       Costs and Expenses.  As provided in Section 9.04 of the Credit Agreement, the Borrowers shall have reimbursed the Existing Administrative Agent and the Successor Administrative Agent for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrowers pursuant to the Loan Documents, including such costs and expenses (including reasonable attorneys’ fees) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Third Amendment.

V.                                     Certain Covenants and Agreements.

1.                                       The Borrowers hereby covenant and agree that, after giving effect to this Third Amendment, the resignation of Citicorp as the Existing Administrative Agent and the appointment of DBTCA as the Successor Administrative Agent, the Borrowers and the Subsidiary Guarantors shall take such other actions and deliver such documents, at their sole cost and expense, as are reasonably requested by the Successor Administrative Agent, and the Borrowers shall otherwise comply in all respects with Section 5.01(j) of the Credit Agreement and Sections 5.2(e) and (f) of the Temporary Waiver Agreement in accordance with the terms thereof.

2.                                       Any breach by the U.S. Borrower or any of its Subsidiaries of its obligations under this Section V shall constitute a default under Section 7.01(d) of the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents.

VI.                                 Miscellaneous Provisions.

1.                                       Reaffirmation. Each Loan Party acknowledges and agrees that (i) all Obligations of the Borrowers shall continue to be fully guaranteed pursuant to the Guarantee and Collateral Agreement and (ii) all Obligations of the Loan Parties continue to be fully secured pursuant to the Security Documents.

2.                                       Representations and Warranties.  In order to induce the Lenders to enter into this Third Amendment, each Borrower hereby represents and warrants that:

(i)                                     other than the Scheduled Defaults (as defined in the Temporary Waiver Agreement), no event has occurred and is continuing, or would result from the effectiveness of the Third Amendment, that constitutes a Default;

(ii)                                  all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the Third Amendment Effective Date (except with respect to or as may be affected by the Scheduled Defaults), both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

(iii)                               after conducting a commercially reasonable inquiry regarding the accuracy of Schedules 3, 4 and 5 to the Resignation and Assignment Agreement, to the Borrowers’ knowledge (a) Schedule 3 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Administrative Agent, (b) Schedule 4 contains a complete list of all Mortgages granted to the Existing Administrative Agent (or, to the extent any such Mortgage is a deed of trust, such deed of trust granted to the trustee therein, for the benefit of the Existing Administrative Agent) for the benefit of the Secured Parties and (c) Schedule 5 and Schedule 6 combined contain a list of all Cash Concentration Account Letters, Control Agreements and Pledged Account Letters (each as defined in the Guarantee and Collateral Agreement) entered into with the Existing Administrative Agent and still in effect as of the Third Amendment Effective Date;

(iv)                              the execution, delivery and performance by each Loan Party of this Third Amendment has been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates or articles of incorporation, certificates of formation, limited liability company agreements or by-laws (or equivalent organizational documents) of such Loan Party; and

(v)                                 this Third Amendment has been duly executed and delivered by each Loan Party, and each of this Third Amendment and the Loan Documents as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity.

3.                                       No Waiver.  This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

4.                                       Counterparts.  This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the U.S. Borrower, the Existing Administrative Agent and the Successor Administrative Agent.  Delivery of an executed counterpart of this Third Amendment by email or facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

5.                                       Governing Law.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

6.                                       References to Loan Documents.  From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents, as amended from time to time, to the Credit Agreement (or, in the case of the Credit Agreement, “this Agreement”) shall be deemed to be a reference to the Credit Agreement and each other Loan Document as modified hereby on the Third Amendment Effective Date pursuant to the terms of this Third Amendment.

7.                                       Severability.  The fact that any term or provision of this Third Amendment (or of the Credit Agreement, to the extent modified pursuant to this Third Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

8.                                       Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS THIRD AMENDMENT.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

ACCURIDE CORPORATION,
as U.S. Borrower

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	President and Chief Executive
Officer

ACCURIDE CANADA INC.,
as Canadian Borrower

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	President and Director

CITICORP USA, INC., as Existing Administrative Agent

By:	/s/ Miles D. McManus
Name:	Miles D. McManus
Title:	Vice President and Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Successor Administrative Agent

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

ACCURIDE CUYAHOGA FALLS, INC.
ACCURIDE DISTRIBUTING, LLC
ACCURIDE EMI, LLC
AOT INC.
ERIE LAND HOLDING, INC.
BOSTROM HOLDINGS, INC.
BOSTROM SEATING, INC.
BOSTROM SPECIALTY SEATING, INC.
BRILLION IRON WORKS, INC.
FABCO AUTOMOTIVE CORPORATION
GUNITE CORPORATION
IMPERIAL GROUP HOLDING CORP. - 1
IMPERIAL GROUP HOLDING CORP. - 2
JAII MANAGEMENT COMPANY
TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.
TRUCK COMPONENTS INC.,
each as a Subsidiary Guarantor

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	Authorized Officer

ACCURIDE ERIE L.P.,
as Subsidiary Guarantor

By: AKW GENERAL PARTNER L.L.C.,
as General Partner

By: ACCURIDE CORPORATION,
as Sole Member

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	President and Chief Executive
Officer

ACCURIDE HENDERSON LIMITED LIABILITY COMPANY
AKW GENERAL PARTNER L.L.C.,
each as a Subsidiary Guarantor

By: ACCURIDE CORPORATION,
as Sole Member

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	President and Chief Executive
Officer

IMPERIAL GROUP, L.P.,
as Subsidiary Guarantor

By: IMPERIAL GROUP HOLDING
CORP. - 1, its General Partner

By:	/s/ William M. Lasky
Name:	William M. Lasky
Title:	President and Director